                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-09090

                          AMERISTOCK MUTUAL FUND, INC.
               (Exact name of registrant as specified in charter)

          1320 Harbor Bay Parkway, Suite 145, Alameda, California 94502
          -------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Nicholas D. Gerber
                       1320 Harbor Bay Parkway, Suite 145
                            Alameda, California 94502
                            -------------------------
                     (Name and address of agent for service)

                                    Copy to:

                             W. Thomas Conner, Esq.
                         Sutherland Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                            Washington, DC 20004-2415

       Registrant's Telephone Number, including Area Code: (510) 522-3336
                                                           --------------

                        Date of fiscal year end: June 30
                                                 -------

                   Date of reporting period: December 31, 2004
                                             -----------------

Item 1.  REPORTS TO STOCKHOLDERS.

    - Semi-Annual Report for the Ameristock Mutual Fund, Inc. and Ameristock Focused Value Fund

    - Supplement dated March 7, 2005 to the Semi-Annual Report for the Ameristock Mutual Fund, Inc. and Ameristock Focused Value Fund dated December 31, 2004

[AMERISTOCK FUNDS LOGO]

SEMI-ANNUAL REPORT

DECEMBER 31, 2004

AMERISTOCK MUTUAL FUND, INC.
AMERISTOCK FOCUSED VALUE FUND

[AMERISTOCK FUNDS LOGO]
P.O. BOX 44266
DENVER, CO 80201-4266

TABLE OF CONTENTS

       MANAGER'S COMMENTARY-
       AMERISTOCK MUTUAL FUND, INC.*                                       4

       MANAGER'S COMMENTARY-
       AMERISTOCK FOCUSED VALUE FUND *                                     9

       FUND EXPENSES                                                      13

       SCHEDULE OF INVESTMENTS -
       AMERISTOCK MUTUAL FUND, INC.                                       14

       SCHEDULE OF INVESTMENTS -
       AMERISTOCK FOCUSED VALUE FUND                                      16

       STATEMENTS OF ASSETS AND LIABILITIES                               17

       STATEMENTS OF OPERATIONS                                           18

       STATEMENT OF CHANGES IN NET ASSETS -
       AMERISTOCK MUTUAL FUND, INC.                                       19

       STATEMENT OF CHANGES IN NET ASSETS -
       AMERISTOCK FOCUSED VALUE FUND                                      20

       FINANCIAL HIGHLIGHTS -
       AMERISTOCK MUTUAL FUND, INC.                                       21

       FINANCIAL HIGHLIGHTS -
       AMERISTOCK FOCUSED VALUE FUND                                      22

       NOTES TO FINANCIAL STATEMENTS                                      23

     *The Managers' Commentaries included in this shareholder report forwardlooking statements about factors that may affect the performance of the Funds in the future and about anticipated events relating to the Funds specifically. These statements are based on Fund management's predictions, expectations and current plans relating to future events. Management believes these forward looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause Fund management to change its strategies and plans from those currently anticipated.

MANAGER'S COMMENTARY
AMERISTOCK MUTUAL FUND, INC.

     The total return for the Ameristock Mutual Fund (the "Fund") was 5.17% for the six-month period from July 1, 2004 to December 31, 2004 and 5.52% for the one-year period ended December 31, 2004. (Average annual total returns for 3-year and 5-year periods ending December 31 were 2.43% and 5.60%, respectively, and for the period since inception was 14.18%.) The S&P 500's return for the past 6 months and one-year was 7.18% and 10.88% respectively.

     The best thing we can say about 2004 is that 2005 couldn't have come soon enough. The Fund's overall performance trailed when compared to any of the benchmarks we use to measure such performance. Although the Fund was positively affected by its underweighting in the technology sector and our commitment to holding Duke Energy and integrated oil stocks (portfolios' best performing sector) this was not enough to overcome the negative impact our healthcare positions had on performance. Also, exposure to auto industry stocks and not having exposure in the oil service industry contributed to underperformance.

     Occasionally a value-based fund will take a contrarian position. The Fund is no stranger to taking such a stance. In 1999, the Fund was over 30% in financial stocks. Conversely at that time less than 5% of the Funds' assets were invested in the "new economy" technology stocks. Back then, a third of the S&P 500 consisted of technology related stocks. By holding to our convictions back then we paid a short-term price by underperforming the market. Today, we believe we are experiencing a similar situation. This time, we like large pharmaceutical companies when others do not.

     The reasons that we have continued to be attracted to the large drug companies these past two years are:

          - Low PE relative to historical norms
          - Solid dividends
          - Continued investment in research and development
          - Consistently strong ROE (return on equity)
          - Strong cash flow
          - Aging demographics
          - Continued demand for new products
          - Wide "moat" in bringing a drug to market (develop, produce, market)
          - Possible repatriation of overseas earnings (at significantly lower tax rate)

     Within the large drug industry we keep a close eye on research and development expenditures and dividend payout. We believe that, historically, each dollar invested in R&D eventually has added to the bottom line. We want to see the pharmaceutical companies continue to invest in their future and distribute excess cash.

     It is difficult to bring a new drug to market, with costs running upwards towards $1 billion to do so. Large pharmaceutical companies, however, have each phase of the new drug cycle covered: research-and-development; trial-and-testing; production-and-distribution; sales-and-marketing. The moat the large drug companies have built provide them a solid position.

     Often, the big unknown is the timing from a scientist "Eureka" moment to final FDA approval. We feel that the best time for the Fund to be invested in these large pharmaceuticals is before new drugs comes to market, especially when the market may be undervaluing these companies and if they continue to pay a nice dividend.

     We will continue to hold to our convictions despite a host of issues facing the pharmaceutical industry, including:

          - Tightening regulations
          - Margin squeeze due to pricing pressures
          - Patent expirations

     Auto stocks struggled this year following a strong 2003. The fact that the price of oil rocketed from around $30 a barrel at the beginning of the year to a high of $55 did not help. We believe that the auto stocks held by the Fund are fairly valued. We continue to hold them due to their attractive dividend yields (Ford at about 2.7% and GM at about 5% as of the end of the 2004).

     Examining our sell discipline may provide some insight into our investment process. There are three main reasons that might cause a stock to be deleted from the Fund's portfolio. In no particular order, they are:

          - A very high Price/Earnings ratio (based on normalized earnings)
          - Reduced market cap (price drop)
          - Slow response to changes in its market

     However, a stock is not immediately sold if one or more of these triggers occur. First, the stock is placed on review status. If we determine that its recovery is likely to be long or difficult, the stock goes onto a watch list. If the prospects continue to worsen or underlying fundamentals deteriorate, it is sold. On the other hand, if the reason for it triggering the review is seen as temporary, we would try to increase our position.

     We try to mitigate "knee-jerk" reactions to events that arise in the market. For example, not too long ago, the issue of companies' pension liabilities was capturing all the media headlines. Today, you rarely hear much about it.

     Last quarter what we viewed as knee-jerk reactions occurred that affected a couple of our holdings, Merck and Fannie Mae. At the end of September this year, Merck dropped nearly 27% due to its pulling Vioxx from the market. In one day the stock went from $45 a share to $33 a share. Rather than reacting emotionally, we placed Merck in review status. We thought the reaction to the news was overdone. Two things caused us to keep confidence in Merck and maintain our weighting of the stock in the Fund - the stock's dividend and Merck's R&D spending were not being cut.

     Of course, we watched the stock continue to slide to a low of $25.60 on November 10. By the end of the year the stock was trading around $32 (not including a $0.38 dividend paid).

     That same day, Fannie Mae also made headline news regarding accounting irregularities. The stock went from $66.25 to $63.40, a 4.3% drop. We took a closer look at Fannie Mae as well. We thought the stock was cheap and much of the accounting problem (which was not new) was already reflected in the stock price. By the end of the year the stock was trading around $70 (not including a $0.52 dividend paid).

     Our performance this year trailed relative to our peer group and benchmark. As a result we saw assets leave us. It would have been the easier course of action to tinker with the Fund by "joining the crowd" and reducing exposure to the more controversial names in the Fund. This would have meant compromising our methodology. As a bottom-up value based fund, we will at times take the road that is less traveled, less popular. What is true today was true when we first began almost 9 1/2 years ago, the process, the philosophy, and management have not changed. Consistency in managing the portfolio, transparency in what we do, and responsiveness to our investors are cornerstones of the Ameristock Mutual Fund.

     We look forward to 2005 with all of you and thank you for investing with us.

     Andrew Ngim
     January 7, 2005

AMERISTOCK MUTUAL FUND, INC.

[CHART]

        COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
               IN THE AMERISTOCK MUTUAL FUND (AMSTX)
               AND THE STANDARD & POOR'S 500 INDEX.

                          STANDARD &
            AMERISTOCK    POOR'S 500
            MUTUAL FUND     INDEX
31-Aug-95   $ 10,000.00   $ 10,000.00
30-Sep-95   $ 10,507.00   $ 10,422.00
31-Oct-95   $ 10,580.00   $ 10,385.00
30-Nov-95   $ 11,027.00   $ 10,841.00
31-Dec-95   $ 11,429.00   $ 11,050.00
31-Jan-96   $ 11,900.00   $ 11,426.00
29-Feb-96   $ 12,143.00   $ 11,532.00
31-Mar-96   $ 12,217.00   $ 11,643.00
30-Apr-96   $ 12,453.00   $ 11,814.00
31-May-96   $ 12,743.00   $ 12,119.00
30-Jun-96   $ 12,824.00   $ 12,165.00
31-Jul-96   $ 12,480.00   $ 11,628.00
31-Aug-96   $ 12,521.00   $ 11,873.00
30-Sep-96   $ 13,211.00   $ 12,541.00
31-Oct-96   $ 13,805.00   $ 12,887.00
30-Nov-96   $ 14,808.00   $ 13,861.00
31-Dec-96   $ 14,582.00   $ 13,586.00
31-Jan-97   $ 15,636.00   $ 14,435.00
28-Feb-97   $ 15,890.00   $ 14,548.00
31-Mar-97   $ 15,099.00   $ 13,951.00
30-Apr-97   $ 15,945.00   $ 14,784.00
31-May-97   $ 16,565.00   $ 15,684.00
30-Jun-97   $ 17,254.00   $ 16,386.00
31-Jul-97   $ 18,388.00   $ 17,690.00
31-Aug-97   $ 17,500.00   $ 16,699.00
30-Sep-97   $ 18,274.00   $ 17,614.00
31-Oct-97   $ 17,593.00   $ 17,025.00
30-Nov-97   $ 18,882.00   $ 17,813.00
31-Dec-97   $ 19,374.00   $ 18,119.00
31-Jan-98   $ 19,677.00   $ 18,320.00
28-Feb-98   $ 20,877.00   $ 19,641.00
31-Mar-98   $ 21,917.00   $ 20,647.00
30-Apr-98   $ 21,874.00   $ 20,854.00
31-May-98   $ 22,192.00   $ 20,496.00
30-Jun-98   $ 22,748.00   $ 21,329.00
31-Jul-98   $ 22,857.00   $ 21,101.00
31-Aug-98   $ 20,299.00   $ 18,051.00
30-Sep-98   $ 21,469.00   $ 19,207.00
31-Oct-98   $ 23,261.00   $ 20,769.00
30-Nov-98   $ 24,858.00   $ 22,028.00
31-Dec-98   $ 25,569.00   $ 23,297.00
31-Jan-99   $ 26,155.00   $ 24,278.00
28-Feb-99   $ 25,767.00   $ 23,520.00
31-Mar-99   $ 26,294.00   $ 24,461.00
30-Apr-99   $ 28,243.00   $ 25,408.00
31-May-99   $ 27,737.00   $ 24,808.00
30-Jun-99   $ 28,484.30   $ 26,185.00
31-Jul-99   $ 27,679.00   $ 25,367.00
31-Aug-99   $ 27,210.00   $ 25,241.00
30-Sep-99   $ 26,155.00   $ 24,549.00
31-Oct-99   $ 27,693.00   $ 26,102.00
30-Nov-99   $ 27,254.00   $ 26,633.00
31-Dec-99   $ 26,266.00   $ 28,202.00
31-Jan-00   $ 25,915.00   $ 26,785.00
29-Feb-00   $ 23,528.00   $ 26,278.00
31-Mar-00   $ 26,543.00   $ 28,848.00
30-Apr-00   $ 26,625.00   $ 27,980.00
31-May-00   $ 27,620.00   $ 27,406.00
30-Jun-00   $ 26,004.00   $ 28,082.00
31-Jul-00   $ 26,483.00   $ 27,643.00
31-Aug-00   $ 27,994.00   $ 29,360.00
30-Sep-00   $ 29,753.00   $ 27,810.00
31-Oct-00   $ 31,219.00   $ 27,692.00
30-Nov-00   $ 30,516.00   $ 25,509.00
31-Dec-00   $ 31,702.00   $ 25,634.00
31-Jan-01   $ 32,964.00   $ 26,543.00
28-Feb-01   $ 32,152.00   $ 24,123.00
31-Mar-01   $ 31,805.00   $ 22,595.00
30-Apr-01   $ 33,169.00   $ 24,351.00
31-May-01   $ 33,420.00   $ 24,514.00
30-Jun-01   $ 33,240.00   $ 23,917.00
31-Jul-01   $ 33,862.00   $ 23,682.00
31-Aug-01   $ 32,144.00   $ 22,199.00
30-Sep-01   $ 29,882.00   $ 20,407.00
31-Oct-01   $ 30,268.00   $ 20,796.00
30-Nov-01   $ 32,128.00   $ 22,391.00
31-Dec-01   $ 32,100.00   $ 22,587.00
31-Jan-02   $ 32,060.00   $ 22,258.00
28-Feb-02   $ 31,957.00   $ 21,829.00
31-Mar-02   $ 33,117.00   $ 22,650.00
30-Apr-02   $ 31,663.00   $ 21,276.00
31-May-02   $ 31,854.00   $ 21,120.00
30-Jun-02   $ 29,851.00   $ 19,615.00
31-Jul-02   $ 27,698.00   $ 18,086.00
31-Aug-02   $ 27,690.00   $ 18,205.00
30-Sep-02   $ 24,345.00   $ 16,226.00
31-Oct-02   $ 26,697.00   $ 17,697.00
30-Nov-02   $ 28,501.00   $ 18,738.00
31-Dec-02   $ 26,964.00   $ 17,638.00
31-Jan-03   $ 26,189.00   $ 17,178.00
28-Feb-03   $ 25,398.00   $ 16,920.00
31-Mar-03   $ 25,553.00   $ 17,084.00
30-Apr-03   $ 27,887.00   $ 18,490.00
31-May-03   $ 28,809.00   $ 19,463.00
30-Jun-03   $ 29,323.00   $ 19,712.00
31-Jul-03   $ 29,486.00   $ 20,059.00
31-Aug-03   $ 29,609.00   $ 20,450.00
30-Sep-03   $ 29,535.00   $ 20,235.00
31-Oct-03   $ 30,759.00   $ 21,379.00
30-Nov-03   $ 30,808.00   $ 21,567.00
31-Dec-03   $ 32,700.00   $ 22,697.00
31-Jan-04   $ 33,190.00   $ 23,112.00
29-Feb-04   $ 33,347.00   $ 23,433.00
31-Mar-04   $ 32,459.00   $ 23,082.00
30-Apr-04   $ 32,435.00   $ 22,722.00
31-May-04   $ 32,509.00   $ 23,033.00
30-Jun-04   $ 32,808.00   $ 23,480.00
31-Jul-04   $ 32,144.00   $ 22,706.00
31-Aug-04   $ 32,567.00   $ 22,797.00
30-Sep-04   $ 32,219.00   $ 23,043.00
31-Oct-04   $ 32,567.00   $ 23,391.00
30-Nov-04   $ 33,497.00   $ 24,341.00
31-Dec-04   $ 34,504.00   $ 25,169.00

The S&P 500 Index is a broad-based measurement of changes in stock market conditions based on the average performance of 500 widely held common stocks. The Index performance set forth above reflects the reinvestment of dividends. It is an unmanaged index and therefore does not reflect any management fees or transaction costs.

Past performance is not indicative of future results. Fund inception date is August 31,1995. The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                          AVERAGE ANNUAL TOTAL RETURNS
                             AS OF DECEMBER 31, 2004

AMERISTOCK
MUTUAL FUND, INC.     RETURN
-----------------     ------
6 Months*              5.17%
1 Year                 5.52%
5 Years                5.60%
Since Inception
08/31/95              14.18%

                              CALENDAR YEAR RETURNS

CALENDAR
YEAR RETURNS      AMSTX     S&P 500
------------     -------    -------
   2004            5.52%     10.88%
   2003           21.27%     28.67%
   2002          -16.00%    -22.09%
   2001            1.25%    -11.88%
   2000           20.70%     -9.10%
   1999            2.73%     21.04%
   1998           31.98%     28.58%
   1997           32.86%     33.75%
   1996           27.68%     22.94%

AVERAGE ANNUAL TOTAL RETURNS AND ANNUAL RETURNS REFLECT REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS. FUND INCEPTION DATE IS 8/31/95. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE AND THE FUND'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE TOTAL RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. TO OBTAIN PERFORMANCE AS OF THE MOST RECENT MONTH-END, CONTACT AMERISTOCK AT 1-800-394-5064 OR VISIT www.ameristock.com.

*NOT ANNUALIZED

[CHART]

        SECTOR PROFILE AS A PERCENT OF NET ASSETS AS OF DECEMBER 31, 2004

Automotive                             4.44%
Banking                               16.26%
Capital Goods                          5.06%
Chemicals & Fertilizer                 4.67%
Consumer Staples                      10.15%
Diversified                            0.93%
Electronics                            7.42%
Entertainment                          0.63%
Financial - Other                      0.60%
Healthcare - Products                 14.47%
Healthcare - Services                  4.46%
Insurance                              2.28%
Oil & Gas                              5.79%
Retailing                              2.09%
Services - Data Processing             2.70%
Software                               0.23%
Telecommunications                     7.02%
Thrift and Mortgage                    4.19%
Utilities                              5.27%
Net Other Assets                       1.34%

                             TOP 10 EQUITY HOLDINGS*
                             AS OF DECEMBER 31, 2004

COMPANY                      % OF NET ASSETS
-------                      ---------------
   Duke Energy Corp.              5.27%
   Sara Lee Corp.                 4.79%
   Wyeth                          4.46%
   Bank of America Corp.          4.29%
   Fannie Mae                     4.19%
   Washington Mutual Inc.         4.11%
   Bristol-Myers Squibb Co.       4.08%
   Citigroup Inc.                 3.77%
   Pfizer Inc.                    3.37%
   Merck & Co. Inc.               3.07%

*Top ten holdings are subject to change, and there are no guarantees that the Fund will remain invested in any particular company or holding.

MANAGER'S COMMENTARY
AMERISTOCK FOCUSED VALUE FUND

     The total return for the Ameristock Focused Value Fund (the "Fund") was 7.16% for the six months ended December 31, 2004 and 10.00% for the year ended December 31, 2004. (Average annualized total return for 1 year was 10.00% and since inception on December 26, 2000 was 20.61%). The Russell 2000 Index return for the past 6 months and one year was 11.57% and 18.33% respectively.

     Gateway Inc (GTW) and Grubb & Ellis Company (GBEL) were two key positive contributors to performance while Midwest Express Holdings (MEH) had a substantial negative impact on the Fund's return for the period as a result of high oil prices. In addition, with the exception of Costco, our retail supermarket holdings (Albertsons Inc., Kroger Co., Safeway Inc. and Winn-Dixie Stores) all had a difficult second half of 2004 due to a number of factors, the main ones being management and labor issues and continued competitive pressure from Wal-Mart. The continued rebound in stock values during the period made it difficult to find good values and compelling buying opportunities. We did find one in Autozone (AZO), which we added to the portfolio in August at $76.23 per share; it closed at $91.31 per share on December 31, 2004.

     We sold Bally Total Fitness Holding Corp (BFT) in August as the company faced numerous issues which we thought would not only hurt the company's performance and its underlying value for an extended period of time, but would also generate an amount of uncertainty about the viability of the company with which we were not comfortable. These issues revolved around Bally's accounting and sales practices resulting in both shareholder lawsuits and an SEC investigation. With a much larger and more diversified company, we may have been inclined to hold onto the position. However, because of Bally's size and essentially its single product line, we did not think Bally's could "weather the storm" and continue as a viable company, let alone a growing one.

     Gateway continued to be our largest holding in the second half of 2004. We have written in the past about our support for Gateway's turnaround strategy and, with this report, we do so again. In our June 30, 2004 Annual Report, we wrote that Gateway's latest strategic change (focusing on computers and expanding distribution channels) seemed logical to us, and it currently appears that the strategy is working, as Gateway is starting to recover from several years of declining sales and losses. We believe that Gateway's distribution agreements with Best Buy and Circuit City are a great start, as is the expansion of its eMachines brand into the Mexican market. By no means is Gateway out of the woods yet, as the PC industry remains extremely competitive (as evidenced by the exit of IBM from the personal computer business). It does appear, however, that Gateway has finally found a direction in which to proceed.

     As noted above, we have seen nice appreciation in holdings such as AZO, GBEL and GTW as the economic and industry factors for those companies have improved. Unfortunately, we will not get to see whether the rest of the portfolio's holdings as of December 31 will reach what we see as their fair market value. As you should know by the time you read this Report, in December, 2004, the Board of Trustees of Davis Park Series Trust approved a Plan of Liquidation for the Fund upon the recommendation of Ameristock Corporation, the Fund's investment adviser. In approving this Plan, the Board determined that the continuation of the Fund was not in the best interest of the Fund or its shareholders due to the failure of the Fund to reach the asset level necessary to permit its efficient and profitable operation. A liquidating distribution was sent to Fund shareholders on January 14, 2005.

     As Nicholas Gerber wrote in his shareholder letter dated December 10, 2004, it has been our privilege to serve as portfolio managers of the Ameristock Focused Value Fund. Aside from the obvious objective of trying to make money for you the shareholders, we had a goal of converting the Fund from an open-end investment company into a stock exchange traded holding company somewhat like Berkshire Hathaway. Unfortunately, we were not able to achieve this goal.

     Many investors and money managers strive to emulate Warren Buffett and his company Berkshire Hathaway. Many succeed, although not to the extent
     Mr. Buffett did, and many more fail. Our goal with the conversion was not to become the next Berkshire Hathaway, but something similar on a much smaller scale simply by buying majority or full interests in good companies with good management. The holding company concept is not a new one by any means, and there are many successful ones operating today both here and abroad. The unique part of our idea was the route we would have taken, getting to the holding company point by starting out as a mutual fund.

     We thank our shareholders, many of whom supported our idea from day one and remained supportive with both their encouragement and their investment in the Fund. You were not afraid of trying to find a new way to make money. As Nicholas Gerber eloquently wrote in his December 10, 2004, letter: "I am glad to live in a country that allows new and interesting ideas to take shape, grow and prosper, or to fail. I know of no other place that has such respect for entrepreneurs, allowing them to experiment and encouraging them to try and try again. We tried with the Ameristock Focused Value Fund, and we intend to try again someday, somehow."

     Thank you,

     Howard Mah

AMERISTOCK FOCUSED VALUE FUND

[CHART]

               COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
                  IN THE AMERISTOCK FOCUSED VALUE FUND (AMFVX)
                           AND THE RUSSELL 2000 INDEX

             AMERISTOCK
               FOCUSED     RUSSELL 2000
             VALUE FUND       INDEX
26-Dec-00   $  10,000.00   $  10,000.00
31-Dec-00   $  10,000.00   $  10,000.00
31-Jan-01   $  13,300.00   $  10,521.00
28-Feb-01   $  13,387.00   $   9,830.00
31-Mar-01   $  13,087.00   $   9,349.00
30-Apr-01   $  14,520.00   $  10,081.00
31-May-01   $  15,373.00   $  10,329.00
30-Jun-01   $  15,913.00   $  10,685.00
31-Jul-01   $  17,000.00   $  10,107.00
31-Aug-01   $  16,493.00   $   9,780.00
30-Sep-01   $  12,487.00   $   8,464.00
31-Oct-01   $  13,273.00   $   8,959.00
30-Nov-01   $  15,140.00   $   9,653.00
31-Dec-01   $  16,042.00   $  10,248.00
31-Jan-02   $  16,929.00   $  10,142.00
28-Feb-02   $  16,746.00   $   9,864.00
31-Mar-02   $  18,316.00   $  10,657.00
30-Apr-02   $  17,761.00   $  10,754.00
31-May-02   $  18,390.00   $  10,276.00
30-Jun-02   $  16,225.00   $   9,767.00
31-Jul-02   $  14,114.00   $   8,292.00
31-Aug-02   $  13,634.00   $   8,271.00
30-Sep-02   $  11,414.00   $   7,677.00
31-Oct-02   $  13,289.00   $   7,923.00
30-Nov-02   $  15,115.00   $   8,630.00
31-Dec-02   $  13,053.00   $   8,149.00
31-Jan-03   $  12,738.00   $   7,924.00
28-Feb-03   $  11,194.00   $   7,685.00
31-Mar-03   $  10,704.00   $   7,784.00
30-Apr-03   $  12,423.00   $   8,522.00
31-May-03   $  13,433.00   $   9,437.00
30-Jun-03   $  12,906.00   $   9,607.00
31-Jul-03   $  14,487.00   $  10,216.00
31-Aug-03   $  15,233.00   $  10,684.00
30-Sep-03   $  15,357.00   $  10,486.00
31-Oct-03   $  15,855.00   $  11,367.00
30-Nov-03   $  16,126.00   $  11,771.00
31-Dec-03   $  16,616.00   $  12,010.00
31-Jan-04   $  17,764.00   $  12,535.00
29-Feb-04   $  17,845.00   $  12,648.00
31-Mar-04   $  17,135.00   $  12,766.00
30-Apr-04   $  16,901.00   $  12,115.00
31-May-04   $  15,811.00   $  12,307.00
30-Jun-04   $  17,055.00   $  12,825.00
31-Jul-04   $  16,382.00   $  11,965.00
31-Aug-04   $  16,747.00   $  11,904.00
30-Sep-04   $  16,674.00   $  12,463.00
31-Oct-04   $  17,157.00   $  12,708.00
30-Nov-04   $  18,262.00   $  13,810.00
31-Dec-04   $  18,277.00   $  14,219.00

The Russell 2000 Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 index, which represents approximately 11% of the total market capitalization of the Russell 3000 Index. The Index performance set forth above reflects the reinvestment of dividends. The index does not reflect any management fees or transaction costs. Past performance is not indicative of future results. Fund inception date is December 26, 2000. The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                          AVERAGE ANNUAL TOTAL RETURNS
                             AS OF DECEMBER 31, 2004

AMERISTOCK
FOCUSED VALUE FUND   RETURN
------------------   ------
  6 Months*            7.16%
  1 Year              10.00%
  Since Inception
  12/26/00            20.61%

AVERAGE ANNUAL TOTAL RETURNS REFLECT REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS. FUND INCEPTION DATE IS 12/26/00. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE TOTAL RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. TO OBTAIN PERFORMANCE AS OF THE MOST RECENT MONTH-END, CONTACT AMERISTOCK AT 1-800-394-5064 OR VISIT www.ameristock.com.

*NOT ANNUALIZED

                             TOP 10 EQUITY HOLDINGS*
                             AS OF DECEMBER 31, 2004

COMPANY                      % OF NET ASSETS
-------                      ---------------
  Gateway Inc.                   22.76%
  Bristol-Myers Squibb Co.       14.45%
  MGIC Investment Corp.           9.44%
  PMI Group Inc.                  9.42%
  Radian Group Inc.               9.01%
  Honda Motor Co. Ltd.            8.40%
  Tellabs Inc.                    7.58%
  AutoZone Inc.                   5.15%
  Costco Wholesale Corp.          1.83%
  Grubb & Ellis                   1.67%

*Top ten holdings are subject to change, and there are no guarantees that the Fund will remain invested in any particular company or holding.

[CHART]

        SECTOR PROFILE AS A PERCENT OF NET ASSETS AS OF DECEMBER 31, 2004

Automotive                       8.40%
Consumer Staples                 6.93%
Healthcare                      14.44%
Insurance                       27.87%
Real Estate                      1.67%
Retailing                        5.15%
Corporate Bond                   0.06%
Technology                      22.77%
Telecommunications               7.58%
U.S. Gov't Agency Obligations    4.21%
Net Other Assets                 0.92%

DISCLOSURE OF FUND EXPENSES (UNAUDITED)

     As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on July 1, 2004 and held until December 31, 2004.

     ACTUAL RETURN. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expense Paid During Period" to estimate the expenses you paid on your account during this period.

     HYPOTHETICAL 5% RETURN. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

     The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect transaction fees, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds.

AMERISTOCK MUTUAL FUND, INC.

                           BEGINNING ACCOUNT   ENDING ACCOUNT      EXPENSE PAID
                               VALUE AT           VALUE AT        DURING PERIOD*
                               07/01/04           12/31/04      07/01/04 TO 12/31/04
------------------------------------------------------------------------------------
Actual Fund Return             $  1,000           $  1,052           $  3.98
------------------------------------------------------------------------------------
Hypothetical Fund Return          1,000              1,021              3.92
------------------------------------------------------------------------------------

* Expenses are equal to the Ameristock Mutual Fund's annualized expense ratio of 0.77%, multiplied by the average account value over the period, multiplied by the number of days in the first fiscal half-year/365 (to reflect the half-year period).

AMERISTOCK FOCUSED VALUE FUND

                           BEGINNING ACCOUNT   ENDING ACCOUNT       EXPENSE PAID
                               VALUE AT           VALUE AT         DURING PERIOD*
                               07/01/04           12/31/04      07/01/04 TO 12/31/04
------------------------------------------------------------------------------------
Actual Fund Return             $  1,000           $  1,072           $  6.58
------------------------------------------------------------------------------------
Hypothetical Fund Return          1,000              1,019              6.41
------------------------------------------------------------------------------------

* Expenses are equal to the Ameristock Focused Value Fund's annualized expense ratio of 1.26%, multiplied by the average account value over the period, multiplied by the number of days in the first fiscal half-year/365 (to reflect the half-year period).

AMERISTOCK MUTUAL FUND INC.
SCHEDULE OF INVESTMENTS                            DECEMBER 31, 2004 (UNAUDITED)

                                                                               SHARES OR
                                                                               PRINCIPAL            MARKET
INDUSTRY                      COMPANY                             SYMBOL          AMOUNT             VALUE
----------------------------------------------------------------------------------------------------------
COMMON STOCKS
AUTOMOTIVE             4.44%  Ford Motor Company                     F         2,688,242   $    39,355,863
                              General Motors Corp.                  GM           907,520        36,355,251
BANKING               16.26%  Bank of America Corp.                 BAC        1,558,754        73,245,850
                              CitiGroup Inc.                         C         1,333,816        64,263,255
                              PNC Financial Services                PNC          585,686        33,641,804
                              Wachovia Corp.                        WB           687,300        36,151,980
                              Washington Mutual Inc.                WM         1,659,000        70,142,520
CAPITAL GOODS          5.06%  Boeing Co.                            BA           669,960        34,683,829
                              Caterpillar Inc.                      CAT          111,700        10,891,867
                              General Electric Co.                  GE         1,114,905        40,694,033
CHEMICALS &
FERTILIZER             4.67%  Dow Chemical Co.                      DOW          750,880        37,176,069
                              Du Pont de Nemours & Co.              DD           867,600        42,555,780
CONSUMER STAPLES      10.15%  Coca-Cola Co.                         KO           609,380        25,368,489
                              McDonalds Corp.                       MCD          608,700        19,514,922
                              Pepsico Inc.                          PEP          384,960        20,094,912
                              Procter & Gamble Co.                  PG           479,200        26,394,336
                              Sara Lee Corp.                        SLE        3,388,800        81,805,632
DIVERSIFIED            0.93%  3M Co.                                MMM          192,520        15,800,116
ELECTRONICS            7.42%  Agilent Technologies Inc.*             A           807,200        19,453,520
                              Dell Computer Corp.*                 DELL          988,700        41,663,818
                              Hewlett Packard Co.                   HQP          478,600        10,036,242
                              Intel Corp.                          INTC          327,160         7,652,272
                              International Business
                              Machines                              IBM          400,600        39,491,148
                              Texas Instruments Inc.                TXN          336,000         8,272,320
ENTERTAINMENT          0.63%  Walt Disney Co.                       DIS          384,070        10,677,146
FINANCIAL - OTHER      0.60%  Merril Lynch & Co.                    MER          172,000          10280440
HEALTHCARE -
PRODUCTS              14.47%  Abbott Laboratories                   ABT          665,060        31,025,049
                              Bristol-Myers Squibb Co.              BMY        2,715,740        69,577,259
                              Johnson & Johnson                     JNJ          573,680        36,382,786
                              Merck & Co. Inc.                      MRK        1,631,940        52,450,552
                              Pfizer Inc.                           PFE        2,138,680        57,509,105
HEALTHCARE -
SERVICES               4.46%  Wyeth                                 WYE        1,787,000        76,108,330
INSURANCE              2.28%  Allstate Corp.                        ALL          536,600        27,752,952
                              American International Group          AIG          170,953        11,226,483
OIL & GAS              5.79%  BP PLC (ADR)                          BP           542,308        31,670,787
                              ChevronTexaco Corp.                   CVX          520,228        27,317,172
                              Exxon Mobil Corp.                     XOM          778,200        39,890,532
RETAILING              2.09%  Home Depot Inc.                       HD           207,595         8,872,610
                              Wal-Mart Stores Inc.                  WMT          506,200        26,737,484

     The accompanying notes are an integral part of the financial statements

                                                                               SHARES OR
                                                                               PRINCIPAL            MARKET
INDUSTRY                      COMPANY                             SYMBOL          AMOUNT             VALUE
----------------------------------------------------------------------------------------------------------
SERVICES -                    Automatic Data
DATA PROCESSING        2.70%  Processing Inc.                       ADP        1,040,600   $    46,150,610
SOFTWARE               0.23%  Microsoft Corp.                      MSFT          147,560         3,941,328
TELE-
COMMUNICATIONS         7.02%  Bell South Corp                       BLS          764,800        21,253,792
                              Comcast Corp.*                       CMCSA         852,422        28,368,604
                              SBC Communications Inc.               SBC        1,472,343        37,942,279
                              Verizon Communications Inc.           VZ           794,809        32,197,713
THRIFT AND
MORTGAGE               4.19%  Fannie Mae                            FNM        1,003,370        71,449,978
UTILITIES              5.27%  Duke Energy Corp.                     DUK        3,551,333        89,955,265
----------------------------------------------------------------------------------------------------------
TOTAL COMMON
  STOCKS              98.66%  (COST $1,665,495,737)                                        $ 1,683,444,084
----------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS
Federal Home Loan Bank
  Discount Note               0.85%, Due 01/03/2005                         $ 26,049,000   $    26,047,770
----------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AGENCY
  OBLIGATIONS          1.53%  (COST $26,047,770)                                           $    26,047,770
----------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS    100.19%  (COST $1,691,543,506)                                        $ 1,709,491,854
Liabilities in Excess of
  Other Assets        (0.19%)                                                                   (3,179,845)

NET ASSETS           100.00%  Equivalent to $40.54
                              per share on 42,086,650
                              shares of Capital Stock Outstanding                          $ 1,706,312,009
==========================================================================================================

*Non-Income Producing
ADR - American Depositary Receipt

     The accompanying notes are an integral part of the financial statements

                                                                               SHARES OR
                                                                               PRINCIPAL            MARKET
INDUSTRY                      COMPANY                             SYMBOL          AMOUNT             VALUE
----------------------------------------------------------------------------------------------------------
COMMON STOCKS
AUTOMOTIVE             8.40%  Honda Motor Co. Ltd.                  HMC           40,000   $     1,042,400
CONSUMER STAPLES       6.93%  Albertson's Inc.                      ABS            7,500           179,100
                              Costco Wholesale Corp.               COST            4,700           227,527
                              Kroger Co.*                           KR             9,400           164,876
                              Safeway Inc. *                        SWY            7,700           151,998
                              Winn-Dixie Stores Inc.                WIN           30,000           136,500
HEALTHCARE            14.44%  Bristol-Myers Squibb Co.              BMY           70,000         1,793,400
INSURANCE             27.87%  MGIC Investment Corp.                 MTG           17,000         1,171,470
                              PMI Group Inc.                        PMI           28,000         1,169,000
                              Radian Group Inc.                     RDN           21,000         1,118,040
REAL ESTATE            1.67%  Grubb & Ellis*                        GBL           44,500           206,925
RETAILING              5.15%  AutoZone Inc. *                       AZO            7,000           639,170
TECHNOLOGY            22.77%  Gateway Inc.*                         GTW          470,000         2,824,700
TELE-
COMMUNICATIONS         7.58%  Tellabs Inc.*                        TLAB          109,500           940,605
----------------------------------------------------------------------------------------------------------
TOTAL COMMON
  STOCKS              94.81%  (COST $12,103,840)                                           $    11,765,711
----------------------------------------------------------------------------------------------------------
CORPORATE BONDS
RETAILING              0.06%  Fleming Companies Inc.(1)
                              10.625%, Due 07/31/20071                      $    252,299   $         7,446
----------------------------------------------------------------------------------------------------------
TOTAL CORPORATE
  BONDS                0.06%  (COST $252,299)                                              $         7,446
----------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY
  OBLIGATIONS          4.21%  Federal Home Loan Bank
                              Discount Note, 0.85%,
                              Due 01/03/2005                                $    523,000   $       522,976
----------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT
  AGENCY OBLIGATIONS   4.21%  (COST $522,976)                                              $       522,976
----------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS     99.08%  (COST $12,879,114)                                           $    12,296,133
Other Assets in Excess
  of Liabilities       0.92%                                                                       114,157

NET ASSETS           100.00%  Equivalent to $24.98
                              per share on 496,814
                              shares of Capital Stock Outstanding                          $    12,410,290
==========================================================================================================

*Non-Income Producing
(1)Issuer is in default.

     The accompanying notes are an integral part of the financial statements

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2004

                                                         AMERISTOCK            AMERISTOCK
                                                           MUTUAL               FOCUSED
                                                       FUND, INC.(1)         VALUE FUND(1)
---------------------------------------------------------------------------------------------
ASSETS:
Investment Securities at Market Value
  (cost -see below)                                  $    1,709,491,854    $       12,296,133
Cash                                                                703                   916
Accounts Receivable
  Investment Securities Sold                                          -               215,396
  Fund Shares Sold                                              814,447                     -
  Dividends                                                   2,448,602                 1,260
---------------------------------------------------------------------------------------------
Total Assets:                                             1,712,755,606            12,513,705
=============================================================================================

LIABILITIES:
Accounts Payable
  Fund Shares Redeemed                                        5,302,813                89,121
  Accrued Management Fee                                      1,103,876                14,294
  Accrued Director's Fees                                        36,908                     -
---------------------------------------------------------------------------------------------
Total Liabilities:                                            6,443,597               103,415
=============================================================================================
NET ASSETS                                           $    1,706,312,009    $       12,410,290
=============================================================================================

NET ASSETS CONSIST OF:
  Capital Paid In                                    $    1,673,698,340    $       18,621,309
  Accumulated
    Net Investment Loss                                         (50,259)              (47,065)
  Accumulated Net Realized
    Gain / (Loss) on Investments                             14,715,580            (5,580,973)
  Net Unrealized Appreciation / Depreciation on
    Investments Based on Identified Cost                     17,948,348              (582,981)
---------------------------------------------------------------------------------------------
NET ASSETS                                           $    1,706,312,009    $       12,410,290
=============================================================================================

NET ASSET VALUE PER SHARE
Net Assets                                           $    1,706,312,009    $       12,410,290
Shares of Capital Stock Outstanding                          42,086,650               496,814
Net Asset Value and Offering Price per Share         $            40.54    $            24.98
Redemption Price per share                           $            40.54    $            24.98
COST OF INVESTMENTS                                  $    1,691,543,506    $       12,879,114
=============================================================================================

(1)Unaudited

     The accompanying notes are an integral part of the financial statements

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2004

                                                                  AMERISTOCK       AMERISTOCK
                                                                    MUTUAL           FOCUSED
                                                                FUND, INC.(1)     VALUE FUND(1)
------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends - net of foreign withholding taxes                 $    24,747,256   $        34,650
  Interest                                                             248,234             4,343
  Income from Securities Loaned (Note 7)                                80,579                 -
------------------------------------------------------------------------------------------------
  Total Investment Income                                           25,076,069            38,993
================================================================================================

EXPENSES:
  Management Fee (Note 2)                                            6,891,863            86,058
  Director Fees (Note 3)                                                56,672                 -
------------------------------------------------------------------------------------------------
  Total Expenses                                                     6,948,535            86,058
================================================================================================
NET INVESTMENT INCOME / (LOSS)                                      18,127,534           (47,065)
================================================================================================

REALIZED AND UNREALIZED GAIN /
(LOSS) ON INVESTMENTS
  Net Realized Gain / (Loss) on Investments                         25,715,349        (1,418,264)
  Net Change in Unrealized Appreciation /
    Depreciation on Investments                                     43,583,830         2,354,210
------------------------------------------------------------------------------------------------
  Net Realized and Unrealized Gain / (Loss)
    on Investments                                                  69,299,179           935,946
------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                                      $    87,426,713   $       888,881
================================================================================================

(1)Unaudited

     The accompanying notes are an integral part of the financial statements

AMERISTOCK MUTUAL FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

                                                                   FOR THE SIX           FOR THE YEAR
                                                                   MONTHS ENDED             ENDED
                                                               DECEMBER 31, 2004(1)     JUNE 30, 2004
--------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
  Net Investment Income                                        $        18,127,534    $       35,687,707
  Net Realized Gain / (Loss) on Investments                             25,715,349            (2,539,730)
  Net Change in Unrealized Appreciation /
    Depreciation on Investments                                         43,583,830           167,894,959
--------------------------------------------------------------------------------------------------------
                                                                        87,426,713           201,042,936
--------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net Investment Income                                                (43,715,666)          (30,183,836)
--------------------------------------------------------------------------------------------------------
                                                                       (43,715,666)          (30,183,836)
--------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
  Shares Sold                                                          189,020,349           715,882,806
  Shares Issued as Reinvestment of
    Dividends and Distributions                                         42,189,711            29,071,841
  Cost of Shares Redeemed                                             (438,671,030)         (647,163,509)
--------------------------------------------------------------------------------------------------------
                                                                      (207,460,970)           97,791,138
--------------------------------------------------------------------------------------------------------

NET INCREASE / (DECREASE) IN NET ASSETS                               (163,749,923)          268,650,238

NET ASSETS:
  Beginning of Year                                                  1,870,061,932         1,601,411,694
--------------------------------------------------------------------------------------------------------
  End of Year*                                                 $     1,706,312,009    $    1,870,061,932
========================================================================================================
*Includes Accumulated
Net Investment Income (Loss) of                                $           (50,259)   $       25,537,873
========================================================================================================

(1)Unaudited

     The accompanying notes are an integral part of the financial statements

AMERISTOCK FOCUSED VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                   FOR THE SIX             FOR THE YEAR
                                                                   MONTHS ENDED               ENDED
                                                               DECEMBER 31, 2004(1)       JUNE 30, 2004
-----------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
    Net Investment Loss                                        $            (47,065)   $            (96,951)
    Net Realized Gain / (Loss) on Investments                            (1,418,264)                891,902
    Net Change in Unrealized Depreciation
      on Investments                                                      2,354,210               3,934,590
-----------------------------------------------------------------------------------------------------------
                                                                            888,881               4,729,541
-----------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
    Shares Sold                                                             406,141               1,802,417
    Cost of Shares Redeemed                                              (3,251,216)             (8,302,752)
    Redemption Fees                                                           9,932                 209,737
-----------------------------------------------------------------------------------------------------------
                                                                         (2,835,143)             (6,290,598)
-----------------------------------------------------------------------------------------------------------

NET DECREASE IN NET ASSETS                                               (1,946,262)             (1,561,057)

NET ASSETS:
Beginning of Year                                                        14,356,552              15,917,609
-----------------------------------------------------------------------------------------------------------
End of Year                                                    $         12,410,290    $         14,356,552
===========================================================================================================
*Includes Accumulated
Net Investment Income of                                       $            (47,065)                      -
===========================================================================================================

(1)Unaudited

     The accompanying notes are an integral part of the financial statements

AMERISTOCK MUTUAL FUND, INC.
FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT THE PERIODS
INDICATED:

                                             FOR THE SIX
                                            MONTHS ENDED
                                             DECEMBER 31,                            YEAR ENDED JUNE 30,
                                               2004(1)          2004          2003          2002           2001         2000
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value at Beginning of Year        $       39.54    $     35.93   $     37.57   $     42.18   $     34.76   $     38.89
Net Investment Income (2)                            0.40           0.75          0.66          0.53          0.59          0.55
Net Gains(Losses) on Securities -
Realized and Unrealized                              1.64           3.49         (1.40)        (4.81)         8.91         (3.92)
--------------------------------------------------------------------------------------------------------------------------------
Total From Investment Operations                     2.04           4.24         (0.74)        (4.28)         9.50         (3.37)
--------------------------------------------------------------------------------------------------------------------------------

DIVIDEND DISTRIBUTION
Net Investment Income                               (1.04)         (0.63)        (0.41)        (0.29)        (0.45)        (0.42)
   Capital Gains                                     0.00           0.00         (0.49)        (0.04)        (1.63)        (0.34)
--------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                 (1.04)         (0.63)        (0.90)        (0.33)        (2.08)        (0.76)
--------------------------------------------------------------------------------------------------------------------------------

Net Asset Value at End of Year              $       40.54    $     39.54   $     35.93   $     37.57   $     42.18   $     34.76
================================================================================================================================
TOTAL RETURN                                         5.17%         11.88%        (1.77)%      (10.19)%       27.85%        (8.67)%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Year (millions)           $    1,706.31    $  1,870.06   $  1,601.41   $  1,468.39   $    756.16   $     86.66
   Ratio of Expenses to Average Net Assets           0.77%*         0.77%         0.78%         0.77%         0.83%         0.99%
   Ratio of Net Investment Income to
      Average Net Assets                             2.02%*         1.96%         1.97%         1.31%         1.50%         1.51%
   Portfolio Turnover Rate**                         0.00%          5.96%         3.21%        13.71%         5.97%        31.13%

*Annualized
**A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the six months ended were $0 and $199,060,328, respectively.

(1)Unaudited

(2)Based on Average Shares Outstanding.

     The accompanying notes are an integral part of the financial statements

AMERISTOCK FOCUSED VALUE FUND
FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT THE PERIODS INDICATED

                                             FOR THE SIX
                                             MONTHS ENDED                                                  DEC. 26, 2000
                                             DECEMBER 31,                 YEAR ENDED JUNE 30,               INCEPTION TO
                                               2004(1)            2004          2003            2002       JUNE 30, 2001
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value at Beginning of Period      $       23.31     $     17.64    $     23.98    $     23.87    $        15.00
Net Investment Income (2)                           (0.08)          (0.13)         (0.01)         (0.15)            (0.09)
Net Gains(Losses) on Securities -
    Realized and Unrealized                          1.73            5.52          (4.94)          0.49              8.91
-------------------------------------------------------------------------------------------------------------------------
 Total From Investment Operations                    1.65            5.39          (4.95)          0.34              8.82
-------------------------------------------------------------------------------------------------------------------------

DIVIDEND DISTRIBUTION
Capital Gains                                        0.00            0.00          (1.51)         (0.34)             0.00
-------------------------------------------------------------------------------------------------------------------------
Total Distributions                                  0.00            0.00          (1.51)         (0.34)             0.00
-------------------------------------------------------------------------------------------------------------------------
Paid-in-Capital from redemption
  fees (Note 9)                                      0.02            0.28           0.12           0.11              0.05
-------------------------------------------------------------------------------------------------------------------------

Net Asset Value at End of Period            $       24.98     $     23.31    $     17.64    $     23.98    $        23.87
=========================================================================================================================
TOTAL RETURN                                         7.16%          32.14%        (20.45)%         1.96%            59.13%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (millions)         $       12.41     $     14.36    $     15.92    $     36.27    $         2.50
    Ratio of Expenses to Average Net Assets          1.26%*          1.35%          1.35%          1.35%             1.35%*
    Ratio of Net Investment Loss to
      Average Net Assets                            (0.69)%*        (0.58)%        (0.03)%        (0.59)%           (0.80)%*
    Portfolio Turnover Rate**                        4.13%          23.44%         14.28%         79.25%            29.80%

*Annualized
**A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the six months ended December 31, 2004 were $533,804 and $3,098,778, respectively.

(1)Unaudited

(2)Based on Average Shares Outstanding.

     The accompanying notes are an integral part of the financial statements

NOTES TO FINANCIAL STATEMENTS

     1. SIGNIFICANT ACCOUNTING POLICIES
     The Ameristock Mutual Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company, organized as a corporation under the laws of the State of Maryland on June 15, 1995. The Fund's investment objective is to seek total return through capital appreciation and current income by investing primarily in equity securities, and under normal market conditions the Fund will invest at least 80% of the value of its net assets in common stocks. The authorized capital stock of the Fund consists of 100 million shares of common stock, par value $.005 per share.

     Davis Park Series Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Delaware business trust by a Declaration of Trust dated August 17, 2000. The Trust currently has one active investment portfolio, the Ameristock Focused Value Fund, referred to as a "portfolio" of the Trust. The Ameristock Focused Value Fund's investment objective is to seek capital appreciation and it pursues that objective by principally investing in common stocks of companies of all sizes headquartered in the United States. The authorized capital stock of the portfolio consists of an unlimited number of no par value shares of common stock. The Ameristock Focused Value Fund is considered a "non-diversified" fund.

     SECURITY VALUATION
     Investments in securities are carried at market value. All equity securities that are traded on a national securities exchange are valued at the last sale price at the time of the close of the New York Stock Exchange
     (NYSE). If on a particular day an exchange-listed security does not trade, then the mean between the closing bid and asked prices will be used. In the case of securities listed on more than one national securities exchange the last quoted sale, up to the time of valuation, on the exchange on which the security is principally traded should be used. If there were no sales on that exchange, the last quoted sale on the other exchange should be used.

     For securities that are traded on NASDAQ, the NASDAQ Official Closing Price or NASDAQ Closing Cross price is used, whichever is available. All non-NASDAQ equity securities that are not traded on a listed exchange are valued at the last sale price at the close of the NYSE. If a nonexchange listed security does not trade on a particular day, or if a last sales price, Official Closing Price or Closing Cross price is not available, then the mean between the closing bid and asked price will be used.

     Debt securities are valued by using market quotations or a matrix method provided by the Funds' pricing service. If prices are not available from the pricing service, then quotations will be obtained from broker/dealers and the securities will be valued at the mean between the bid and the offer. In the absence of available quotations the securities will be priced at "fair value".

     Securities having a remaining maturity of 60 days or less are valued at amortized cost which approximates market value.

     The cost of securities sold is determined on the identified cost basis. When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued at fair value determined in good faith by or under the direction of the Board of Directors/Trustees.

     Security transactions are recorded on the dates transactions are entered into, which is the trade date.

     INCOME
     Dividend income and distributions to shareholders are recorded on the exdividend date. Interest income is recorded as earned. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

     INCOME TAXES
     As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, neither the Fund nor the Trust is subject to income taxes to the extent that it distributes all of its taxable income for the fiscal year.

     It is the policy of the Fund and the Trust to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the policy of the Fund and the Trust to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

     At June 30, 2004 the Ameristock Mutual Fund, Inc. and the Ameristock Focused Value Fund had available for federal income tax purposes unused capital loss carryovers as follows:

     EXPIRING     AMERISTOCK MUTUAL FUND, INC.    AMERISTOCK FOCUSED VALUE FUND
     ---------------------------------------------------------------------------
     2011                $  8,228,878                      $  1,268,021
     2012                   2,702,924                         2,894,688
     ---------------------------------------------------------------------------

     The Ameristock Mutual Fund, Inc. intends to elect to defer to its fiscal year ending June 30, 2005, $67,967 of losses recognized during the period November 1, 2003 to June 30, 2004.

     ESTIMATES
     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     OTHER
     Accounting principles generally accepted in the United States of America require that permanent financial reporting tax differences relating to shareholders distributions be reclassified to paid-in-capital or gains/losses.

     REPURCHASE AGREEMENTS
     The Ameristock Mutual Fund, Inc., through its custodian, receives delivery of underlying securities, whose market value, including interest, is required to be at least 102% of the resale price. The Fund's adviser is responsible for determining that the value of these underlying securities remains at least equal to 102% of the resale price. If the seller defaults, the Fund would suffer a loss to the extent that the proceeds from the sale of the underlying securities were less than the resale price.

     2. INVESTMENT ADVISORY AGREEMENTS
     The Fund has entered into an investment advisory agreement with Ameristock Corporation (the "Adviser"). The Adviser receives from the Fund as compensation for its services to the Fund an annual fee of 1% of the Fund's average daily net assets for the first $100 million in net assets and 0.75% of average daily net assets in excess of $100 million. The Adviser pays all operating expenses of the Fund except for taxes, interest, brokerage commissions, noninterested directors fees and extraordinary expenses. The Adviser earned management fees of $6,891,863 from the Fund for the six months ended December 31, 2004.

     The Trust has entered into an investment advisory agreement with the Adviser for the portfolio. The Adviser receives from the Trust as compensation for its services to the Ameristock Focused Value Fund an annual fee of 1.35% of the portfolio's average daily net assets. The Adviser pays all operating expenses of the Trust except for taxes, interest, brokerage commissions and extraordinary expenses. The Adviser earned management fees of $86,058 from the Ameristock Focused Value Fund for the six months ended December 31, 2004.

     3. RELATED PARTY TRANSACTIONS
     Certain owners of the Adviser are also owners and or directors of the Fund and Trust. These individuals may receive benefits from any management fees paid to the Adviser.

     Shareholders holding more than 5% of the Funds' outstanding shares as of December 31, 2004 constituted 77.95% of the Ameristock Mutual Fund, Inc., and 64.33% of the Ameristock Focused Value Fund, respectively. The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of a fund under section 2(a)(9) of the Investment Company Act of 1940. As of December 31, 2004, Charles Schwab & Co. for the benefit of its customers owned of record in aggregate more than 56% of the Ameristock Mutual Fund, Inc. As of December 31, 2004, Fiserv Securities Corp. for the benefit of its customers owned of record in aggregate more than 25% of the Ameristock Focused Value Fund.

     The Directors of the Fund who are employees or Directors of the Investment Adviser receive no compensation from the Fund. Each of the independent Directors is paid $28,000 per year, payable quarterly and is reimbursed for the expenses of attending meetings.

     4. CAPITAL STOCK AND DISTRIBUTION
     At December 31, 2004, 100 million shares of capital ($.005 par value) were authorized, and paid in capital amounted to $1,673,698,340 for the Ameristock Mutual Fund, Inc. At December 31, 2004, there was an unlimited number of no par value shares of capital authorized for the Ameristock Focused Value Fund and paid in capital amounted to $18,621,309. Transactions in capital stock were as follows:

     AMERISTOCK MUTUAL FUND, INC.

                                                                FOR THE SIX MONTHS         FOR THE YEAR
                                                                      ENDED                   ENDED
                                                                     12/31/04               06/30/04
     ------------------------------------------------------------------------------------------------------
     Shares Sold                                                          4,805,951              18,730,701
     Shares Issued in Reinvestment of
        Dividends and Distributions                                       1,048,655                 766,254
     ------------------------------------------------------------------------------------------------------
     Total                                                                5,854,606              19,496,955
     Shares Redeemed                                                    (11,063,604)            (16,776,077)
     ------------------------------------------------------------------------------------------------------
     Net Increase in Shares                                              (5,208,998)              2,720,878
     ======================================================================================================
     Shares Outstanding-Beginning of Year                                47,295,648              44,574,770
     Shares Outstanding-End of Year                                      42,086,650              47,295,648
     ======================================================================================================

     AMERISTOCK FOCUSED VALUE FUND

                                                                FOR THE SIX MONTHS         FOR THE YEAR
                                                                      ENDED                   ENDED
                                                                     12/31/04                06/30/03
     ------------------------------------------------------------------------------------------------------
     Shares Sold                                                             17,580                  85,146
     Shares Issued in Reinvestment of
        Dividends and Distributions                                              --                      --
     ------------------------------------------------------------------------------------------------------
     Total                                                                   17,580                  85,146
     Shares Redeemed                                                       (136,686)               (371,347)
     ------------------------------------------------------------------------------------------------------
     Net Decrease in Shares                                                (119,106)               (286,201)
     ======================================================================================================
     Shares Outstanding-Beginning of Year                                   615,920                 902,121
     Shares Outstanding-End of Year                                         496,814                 615,920
     ======================================================================================================

     5. UNREALIZED APPRECIATION AND DEPRECIATION ON INVESTMENTS

                                                                   AMERISTOCK               AMERISTOCK
                                                                  MUTUAL FUND,                FOCUSED
     AS OF DECEMBER 31, 2004                                          INC.                  VALUE FUND
     ------------------------------------------------------------------------------------------------------
     Gross Appreciation (excess of value over tax cost)        $        246,124,422    $          1,058,965
     Gross Depreciation (excess of tax cost over value)                (228,176,074)             (1,641,946)
     ------------------------------------------------------------------------------------------------------
     Net Unrealized Depreciation                               $         17,948,348    $           (582,981)
     ======================================================================================================
     Cost of Investments for Income Tax Purposes               $      1,691,543,506    $         12,879,114
     ======================================================================================================

     6. CLASSIFICATION OF DISTRIBUTIONS
     Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Net assets were unaffected by the reclassifications.

     For the year ended June 30, 2004, the Ameristock Focused Value Fund recorded the following reclassifications to the accounts listed below:

                                                            (OVER)/ UNDISTRIBUTED    ACCUMULATED
                                               PAID-IN-         NET INVESTMENT       NET REALIZED
                                               CAPITAL             INCOME            GAIN (LOSS)
     --------------------------------------------------------------------------------------------
     INCREASE (DECREASE)
     Ameristock Mutual Fund, Inc.            $   (96,628)   $          (1,302,357)   $  1,398,985
     Ameristock Focused Value Fund           $   (94,782)   $              96,952    $     (2,170)
     ============================================================================================

     The tax character of the distributions paid during the year ended June 30, 2004 and the year ended June 30, 2003 was as follows:

                                               AMERISTOCK MUTUAL FUND, INC.     AMERISTOCK FOCUSED VALUE FUND
                                               YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                                6/30/04          06/30/03          6/30/04         06/30/03
     ---------------------------------------------------------------------------------------------------------
     Distributions paid from:
     Ordinary Income                         $   30,183,836   $   19,670,581               --   $    1,484,592
     Long-Term Capital Gain                              --       15,757,550               --          195,875
     ---------------------------------------------------------------------------------------------------------
     Total                                   $   30,183,836   $   35,428,131               --   $    1,680,467
     =========================================================================================================

     As of December 31, 2004, the components of distributable earnings on a tax basis were as follows:

                                                               AMERISTOCK MUTUAL        AMERISTOCK FOCUSED
                                                                   FUND, INC,               VALUE FUND
     ------------------------------------------------------------------------------------------------------
     (Over)Undistributed net investment income                 $            (50,259)   $            (47,065)
     Accumulated net realized loss                                       14,715,580              (5,580,973)
     Net unrealized appreciation/depreciation                            17,948,348                (582,981)
     ------------------------------------------------------------------------------------------------------
     Total                                                     $         32,613,669    $         (6,211,019)
     ======================================================================================================

     7. SECURITIES LENDING
     The Ameristock Mutual Fund, Inc. receives compensation in the form of fees, or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned plus accrued interest. Gain or loss in the market value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. At December, 31, 2004, the Ameristock Mutual Fund, Inc. had no equity securities on loan.

     8. REDEMPTION FEE
     A redemption fee of 1% payable to and retained by Ameristock Focused Value Fund is imposed on any redemption of shares within three years of the date of purchase. The 1% fee is imposed on the current net asset value of the redeemed shares or the original cost of those shares, whichever is less.

     A redemption fee will not be imposed on redemption of shares which were purchased more than three years prior to the redemption, or on redemptions of shares derived from reinvestment of distributions. In determining whether a redemtion fee is applicable, it will be assumed that such shares are redeemed first. Therefore, a shareholder will not have to pay the redemption fee if the dollar amount of shares redeemed is no greater than the current dollar value of shares purchased more than three years ago (even if the shareholder bought additional shares more recently than that), plus the current dollar value of the shares derived from reinvestment of distributions.

     No redemption fees are payable by shareholders of Ameristock Mutual Fund, Inc.

     9. PORTFOLIO HOLDINGS
     The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund's Forms N-Q are available without a charge, upon request, by contacting the Fund at 1-800-394-5064 and on the Commission's website at http://www.sec.gov. You may also review and copy Form N-Q at the Commission's Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the Commission at 1-800-SEC-0330.

     10. SUBSEQUENT EVENTS
     On December 10, 2004 the Board of Trustees of Davis Park Series Trust, upon the recommendation of Ameristock Corporation, approved a plan to liquidate and terminate the Ameristock Focused Value Fund. In conjunction with the liquidation plan the Fund waived the 1% redemption fee on shares redeemed within three years of purchase, beginning December 10, 2004. Effective January 14, 2005 the Focused Value Fund was fully liquidated.

                              INTENTIONALLY LEFT BLANK

                              INTENTIONALLY LEFT BLANK

INVESTMENT ADVISER
         Ameristock Corporation
         1320 Harbor Bay Parkway, Suite 145
         Alameda, California 94502
ADMINISTRATOR, BOOKKEEPING AND PRICING AGENT AND TRANSFER AGENT
         ALPS Mutual Funds Services, Inc.
         1625 Broadway, Suite 2200
         Denver, Colorado 80202
DISTRIBUTOR
         ALPS Distributors, Inc.
         1625 Broadway, Suite 2200
         Denver, Colorado 80202
CUSTODIAN
         U.S. Bancorp
         425 Walnut Street
         Cincinnati, Ohio 45202
INDEPENDENT AUDITOR
         Tait, Weller & Baker
         1818 Market Street, Suite 2400
         Philadelphia, Pennsylvania 19103
LEGAL COUNSEL
         Sutherland Asbill & Brennan LLP
         1275 Pennsylvania Avenue, N.W.
         Washington, D.C. 20004-2415
DIRECTORS-AMERISTOCK MUTUAL FUND, INC.
         Alev M. Efendioglu
         Nicholas D. Gerber
         Stephen J. Marsh
         Andrew F. Ngim
         Steven A. Wood
TRUSTEES-DAVIS PARK SERIES TRUST
         Alev M. Efendioglu
         Nicholas D. Gerber
         Stephen J. Marsh
         Steven A. Wood

A description of the polices and procedures that the Adviser uses to determine how to vote proxies relating to portfolio securities of the Funds, and information regarding how the funds voted such prioxies during the 12 month period ended June 30, 2004, is available (i) without charge through the fund's website at www.ameristock.com; and (ii) on the Securities and Exchange Commission website at www.sec.gov.

ALPS DISTRIBUTORS, INC., distributor

Must be accompanied or preceded by a current prospectus which contains more information on fees, risks, and expenses. Please read it carefully before investing or sending money. For more information, please call 1(800)394-5064 or visit www.ameristock.com.

                          Ameristock Mutual Fund, Inc.
                         Ameristock Focused Value Fund

                      SUPPLEMENT DATED MARCH 7, 2005 TO THE
                   SEMI-ANNUAL REPORT DATED DECEMBER 31, 2004

The following information supplements and should be read in conjunction with the information provided in the Ameristock Mutual Fund, Inc. and Ameristock Focused Value Fund Semi-Annual Report dated December 31, 2004.

After the line item "Shares of Capital Stock Outstanding" under the section entitled "Net Asset Value Per Share" on page 17 insert (100 million shares, $.005 par value and unlimited shares, no par value authorized for the Ameristock Mutual Fund, Inc. and Ameristock Focused Value Fund, respectively).

In addition, the third table under "6. Classification of Distributions" on page 27 should be deleted in its entirety and replaced with the following:

                                               Ameristock Mutual        Ameristock Focused
                                                   Fund, Inc.              Value Fund
                                               -----------------        -------------------
(Over)distributed net investment income           $   (50,259)             $   (47,065)
Accumulated net realized gain (loss)               14,715,580               (5,580,973)
                                                  -----------              ------------
Total                                             $14,665,321              $(5,628,038)
                                                  ===========              ===========

This material must be accompanied or preceded by a prospectus.
The Ameristock Funds are distributed by ALPS Distributors, Inc.

Item 2.  CODE OF ETHICS.

Not applicable to semi-annual report.

Item 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to semi-annual report.

Item 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to semi-annual report.

Item 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

Item 6.  SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 10. SUBMISSION OF MATTERS TO VOTE OF SECURITY HOLDERS.

None.

Item 11. CONTROLS AND PROCEDURES.

    (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

    (b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. EXHIBITS.

    (a)(1) Not applicable to semi-annual report.

    (a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Ex99.Cert.

    (a)(3) None.

    (b) A certification for the Registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Ex99.906Cert.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        AMERISTOCK MUTUAL FUND,
                                        INC.
                                        By:   /s/ Nicholas D. Gerber
                                              ----------------------
                                              Nicholas D.Gerber
                                              President/Principal Executive
                                              Officer/ Treasurer/Principal
                                              Financial Officer

                                        Date: March 7, 2005

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

                                        By:   /s/ Nicholas D. Gerber
                                              ----------------------
                                              Nicholas D.Gerber
                                              President/Principal Executive
                                              Officer/Treasurer/Principal
                                              Financial Officer

                                        Date: March 7, 2005